UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

CNH INDUSTRIAL N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-36085	98-1125413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cranes Farm Road, Basildon, Essex, SS14 3AD, United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)

+44 2079 251964

Registrant’s telephone number including area code

N/A

(Former name, former address and former fiscal year, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value €0.01	CNH	New York Stock Exchange
3.850% Notes due 2027	CNH27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2026, CNH Industrial N.V. (the “Company”) announced that Jay Schroeder, Chief Technology Officer, will retire from his position effective January 1, 2027, and Stefano Pampalone, Agriculture Chief Commercial Officer, will retire from his position effective September 1, 2026. Both retirements follow decades of dedicated service, leadership, and significant contributions to the Company and the agricultural industry.

Following their transitions from these roles, Mr. Schroeder and Mr. Pampalone are expected to remain with the Company in advisory capacities to support the leadership transitions.

Effective January 1, 2027, Eric Shuman will be appointed Chief Technology Officer upon Mr. Schroeder’s retirement. Mr. Shuman currently serves as Vice President, Precision Technology Product Management at the Company, a role he has held since June 2025. During his more than 25-year career with the Company, Mr. Shuman has held leadership roles across product management, quality, manufacturing, and global product development.

There are no family relationships between Mr. Shuman and any director or executive officer of the Company. There are no transactions involving Mr. Shuman requiring disclosure pursuant to Item 404(a) of Regulation S-K. The material compensatory arrangements, if any, to be entered into in connection with Mr. Shuman’s appointment have not yet been finalized.

Effective September 1, 2026, upon Mr. Pampalone’s retirement, members of the Company’s global leadership team will assume expanded responsibilities. Chun Woytera will become Chief Product & Sustainability Officer, Carlo Materazzo will become Chief Manufacturing & Quality Officer, and Markus Müller will become President, EMEA and Parts & Service.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNH INDUSTRIAL N.V.

	By:	/s/ Britton Worthen
	Name:	Britton Worthen
	Title:	Chief Legal and Compliance Officer

Date: July 28, 2026